EXHIBIT 99.1

CORPORATE UNIVERSE AND SUBSIDIARY.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information

of Corporate Universe, Inc. and Carbon-ion, Energy, Inc and its Subsidiary

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet presents the historical balance sheets of Corporate Universe, Inc. (“COUV”), Carbon-ion, Energy, Inc (Carbon-ion) and it subsidiary Oxcion Limited (“Oxcion”) as of June 30, 2021 and accounts for the merger of Carbon-ion with COUV as the accounting acquirer giving effect to the transaction as if it had occurred as of June 30, 2021. On December 10, 2020, the Company signed a Letter of Intent (the “Binding Letter of Intent”) to acquire 100% of the equity interest of Carbon-ion and its Uk Subsidiary Oxcion Limited, an entity incorporated and registered under the laws of England and Wales (Registration Number 06826090), which was formerly known as Solutions for Start Up Ventures Limited (“Solutions”), (the “Acquisition”) the owner of the ongoing business and assets of ZapGo Limited. The consideration for the Acquisition is 100,000,000 shares of newly issued common stock in the Company and 100,000 newly created series of preferred stock (“Series D Preferred Stock”) in the Company which shall be convertible into 60% of the issued and outstanding shares of the Company. Upon signing the Binding Letter of Intent, the Company loaned $100,000.00 (See Note 7) to be forgiven at Closing. As required by the Binding Letter of Intent, the Company also loaned an additional $400,000.00, of which $270,000.00 was an immediate payment of fees owed to the Administrator of ZapGo Limited (the “Administrator”). On March 16, 2021, as part of the reorganization of its business, and in preparation for the contemplated transaction with the Company, Oxcion reorganized and became a wholly-owned subsidiary of Carbon-Ion. On April 13, 2021, in connection with the Share Exchange Agreement, loaned Carbon-Ion the principal amount of $1,000,000, and Carbon-Ion issued the Company a Secured Promissory Note in the principal amount of $1,500,000 (the “Promissory Note”), which Promissory Note included the loan of $1,000,000 on April 13, 2021, and also replaced and included the previous $100,000 Note and $400,000 Note. Such replacement was formalized in a termination agreement that was also entered into on April 13, 2021 (the “Termination Agreement”).

The Corporate Universe, Inc. balance sheet information was derived from its unaudited balance sheet as of June 30, 2021, whereas the Carbon-ion, Energy, Inc  balance sheet information was derived from its audited balance sheet as of June 30, 2021. The statement of operations information for Corporate Universe, Inc. was based on its unaudited statement of operations for the six months ended June 30, 2021. The statement of operations information for Carbon-ion, Energy, Inc was based on its audited statement of operations for the three months ended June 30, 2021. The results of operations were combined giving effect to the transaction as if it occurred on January 1, 2021, and reflecting the pro forma adjustments expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisitions been completed on the assumed dates or for the periods presented, or that may be realized in the future. Furthermore, while the pro forma financial information reflects transaction costs incurred with the merger on June 30, 2021, the pro forma financial information does not reflect the impact of any reorganization or restructuring expenses or operating efficiencies resulting from the transaction. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

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CORPORATE UNIVERSE , INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JUNE 30, 2021

	Corporate Universe, Inc.	Carbon-ion, Energy,Inc	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets
Cash	$641	$367,013	$-		$367,654
Inventory	-	117,351	-		117,351
Prepaid Expenses		41,429	-		41,429
Total current assets	641	525,793			526,434
Fixed assets	-
Property and Equipment	-	$191,839	-		$191.839
Total fixed assets	-	191,839	-		191,839
Other assets	-
Intellectual Property, net of impairment	-	$530,198	-		$530,918
Right of use assets, net of depreciation	-	37,473	-		34,473
InterCompany	$1,534,783	(1,537,315)			2,532
Goodwill	-	-	8,674,745		8,674,745
Total assets	$1,535,424	(252,012)	8,674,745		9,958,157
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$-	$885,287	$-		$885,278
Due to stockholders	-	119,349	-		119,349
Notes payable	-	71,791	-		71,791
Current portion of operating lease liabilities	-	19,222	-		19,222
Total current liabilities	-	$1,095,649	-		1,095,649
Operating lease Liabilities, net of current portion		18,152			18,152
Total liabilities Stockholder's Equity		$1,113,801			1,113,801
Preferred stock, $0.0001 par value, 1,000,000 shares authorized;
Series E: 81,032 issued and outstanding	8	-	-		8
Series F: 100,000 shares issued and outstanding	10	-	-		10
Series D: 100,000 authorized; 10 shares issued and outstanding			10		10
Common stock, $0.0001 par value; 2,500,000,000 shares authorized 462,716,330 issued and outstanding	48,272		9,862	(a),(c)	58,134
Common stock to be issued	750	-	-		750
Additional paid in capital	64,346,091	556,359	8,184,345	(a),(b),(c)	73,086,795
Accumulated deficit	(62,859,707)	(1,922,172)	480,528		(64,301,351)
Total stockholders' equity	1,535,424	(1,365,813)	8,674,745		8,844,356
Total liabilities and stockholders' equity	1,535,424	(252,012)	8,676,745		9,958,157

See notes to the unaudited pro forma condensed combined financial statements

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CORPORATE UNIVERSE , INC. AND SUBSIDIARY

UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021

	Corporate Universe, Inc.	Carbon-ion Energy, Inc	Pro Forma Adjustments	Pro Forma Combined

Revenues	$-	$-	$-	$-

Operating expenses
Personnel expenses	$45,002	$842,154	$-	$887,156
Professional fees	60,615	393,897	-	454,512
General and administrative	19,219	80,851	-	100,070
Total operating expenses	124,836	1,316,902	-	1,441,738

Net operating income (loss)	(124,836)	(1,316,902)	-	(1,441,738)

Other income (expenses)
Intercompany interest income (expense)	34,367	(37,010)	-	(2,643)
Foreign currency translation adjustment	-	(6,529)	-	(6,529)
Loss on Impairment of Investment	(430,800)	-	-	(430,800)

Net income (loss)	$(521,269)	$(1,360,441)	$-	$(1,881,710)

	$(0.00)			$(0.00)

	481,611,358			481,611,358

See notes to the unaudited pro forma condensed combined financial statements

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On December 10, 2020, the Company signed a Letter of Intent (the “Binding Letter of Intent”) to acquire 100% of the equity interest of Carbon-ion Energy, Inc and its UK Subsidiary Oxcion Limited, an entity incorporated and registered under the laws of England and Wales (Registration Number 06826090), which was formerly known as Solutions for Start Up Ventures Limited (“Solutions”), (the “Acquisition”) the owner of the ongoing business and assets of ZapGo Limited. The consideration for the Acquisition is 100,000,000 shares of newly issued common stock in the Company and 100,000 newly created series of preferred stock (“Series D Preferred Stock”) in the Company which shall be convertible into 60% of the issued and outstanding shares of the Company.

The pro forma adjustments to the June 30, 2021 combined unaudited financial statements include the following:

a)	To record the investment in Carbon-ion Energy, Inc in the amount of $8,752,596.

b)	To record goodwill arising from the acquisition in the amount of $8,674,745.

c)	To eliminate the Investment in Carbon-ion, Energy, Inc and associated equity accounts.

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The fair value of the assets and liabilities of Carbon-ion, Energy, Inc were equal to their book values. As such there was no purchased differential. The following is the calculation of goodwill (gain on bargain purchase)

Purchase price	$8,752,596
Less: net book value of assets	(77,851)
Excess purchase price	8,674,745
Fair value adjustments	-
Excess purchase price after adjustments	8,674,745
Goodwill	8,674,745

Entry #1 as follows:

	Debit	Credit
Investment in Carbon-ion,Energy, Inc	8,752,596	-	(a)
Additional Paid-In Capital	-	8,742,586	(a)
Series D Preferred Stock	-	10	(a)
Common stock	-	10,000	(a)

Entry #2 as follows:

	Debit	Credit
Goodwill	8,674,745	-(b)
Additional Paid-In Capital		8,674,745	(b)

Entry #3 as follows:

	Debit	Credit
Investment in Carbon-ion, Energy, Inc	-	8,752,596	(c)
Additional Paid-In Capital	9,232,986	-(c)
Accumulated deficit		480,528	(c)
Common stock	138	-(c)

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